UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2016

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive, Lisle Illinois 60532

(Address of Principal executive offices, including Zip Code)

(331) 332-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 21, 2016, Navistar International Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to Registration Rights Agreement, dated as of October 5, 2012 (as amended, the “Registration Rights Agreement”), with MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, and MHR Institutional Partners III LP (collectively, “MHR”).

In connection with the filing under the Securities Act of 1933, as amended (the “Securities Act”) by the Company of a so-called universal shelf registration statement on Form S-3 with the Securities and Exchange Commission, on September 22, 2016 (the “Registration Statement”), MHR has agreed to waive its rights under the Registration Rights Agreement to include any of MHR’s registrable securities in such Registration Statement as a selling securityholder or any subsequent offering by the Company with respect to the Company’s securities registered under the Registration Statement. In exchange for and in consideration of such waiver, the Company has agreed to increase the Demand Registrations (as defined in the Registration Rights Agreement) the Company shall be obliged to effect on behalf of MHR in the aggregate from three (3) to four (4). All of the other terms and conditions of such Registration Rights Agreement remain the same.

The foregoing description of certain terms contained in the Amendment does not purport to be complete and is qualified in its entirety by reference to: (i) the text of the Amendment filed as Exhibit 10.1 hereto, and (ii) the text of the Registration Rights Agreement filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2012, each incorporated by reference herein.

The information in this Current Report on Form 8-K is not an offer to sell or purchase nor the solicitation of an offer to sell or purchase securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom such an offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

10.1	Amendment No. 1 to Registration Rights Agreement, dated as of September 21, 2016, by and among the Company and the holders signatory thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

/s/ Curt A. Kramer
Date: September 22, 2016	Name: Curt A. Kramer
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Registration Rights Agreement, dated as of September 21, 2016, by and among the Company and the holders signatory thereto